Subsequent Events	12 Months Ended
Mar. 31, 2022
Text block [abstract]
Subsequent Events
36. Subsequent Events

a)
Subsequent to the balance sheet date, the Company acquired controlling stake in Athena Chhattisgarh Power Limited (“ACPL”) under the liquidation proceeding of the Insolvency and Bankruptcy Code 2016 for a consideration of

₹
 5,647 million ($ 74 million).
ACPL is building a
 1200M
W (2 Units*600MW) coal-based power plant located at Jhanjgir Champa district, Chhattisgarh. The plant is expected to fulfill the power requirement for the Company’s aluminum business.

b)
Subsequent to the balance sheet date, in oil and gas business, the GoI, vide its notification no. 05/2022 dated June 30, 2022 has levied Special Additional Excise Duty (SAED) of

₹
 23,250 per tonne (approximately equivalent to $ 40
per barrel) on crude oil with effect from July 1, 2022, which has been revised to
₹
 17,000 per tonne (approximately equivalent to $ 30
per barrel) with effect from July 20, 2022. The SAED rate is expected to be revised every fortnight. This is in the nature of cess on windfall gain triggered by increase in crude oil prices over last few months. The Company is also engaging with the Government on this levy, within the framework of contractual agreements of PSC and RSC executed with the GoI.

The Company has performed sensitivity analysis to assess the impact of the above SAED on the fair value of assets in the oil and gas business which is determined basis the consensus of analyst recommendations of long term prices, discount rates, production quantity etc. Based on the results of such analysis, management believes that no adjustment to the carrying value of asset is required at this stage.
There are no other material adjusting or
non-adjusting
subsequent events, except as already disclosed in these financial statements.